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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): May 23, 2007


                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                   000-31149               95-4040623
            --------                   ---------               ----------
(State or other jurisdiction of       (Commission             (IRS Employer
         incorporation)               File Number)          Identification No.)

6053 West Century Boulevard, 11th Floor
        Los Angeles, California                   90045-6438
(Address of principal executive offices)          (Zip Code)

                                 (310) 342-5000

              (Registrant's telephone number, including area code)


                                 Not Applicable

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01         Other Events.

         On May 23, 2007, the Board of Directors of California Pizza Kitchen, Inc. declared a three-for-two stock split of its Common Stock, to be effected in the form of a 50 percent stock dividend, payable June 18, 2007. Stockholders of record as of June 11, 2007 will receive one additional share for every two shares held on that date. Cash will be paid in lieu of fractional shares. A copy of the Company's press release is attached hereto as Exhibit 99.1. The information in this Item 8.01 and the exhibit hereto are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01         Financial Statements and Exhibits.


Exhibit 99.1      Press release, dated May 23, 2007.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



May 23, 2007                    California Pizza Kitchen, Inc.
                                a Delaware corporation

                                By: /s/ Richard L. Rosenfield
                                    --------------------------------------------
                                    Co-Chairman of the Board, Co-Chief Executive
                                    Officer, and Co-President

                                By: /s/ Larry S. Flax
                                    --------------------------------------------
                                    Co-Chairman of the Board, Co-Chief Executive
                                    Officer, and Co-President


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EXHIBIT INDEX

Exhibit No.                              Description
------------           ---------------------------------------------------

99.1                   Press release, dated May 23, 2007.